Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                      (18 U.S.C. SECTION 1350, AS ADOPTED)

     In connection with the Quarterly Report of Macrovision Corporation (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), William A. Krepick certifies in his capacity as Chief Executive Officer of the Company, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
Section 1350, as adopted), that to the best of his knowledge:

(a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

     IN WITNESS WHEREOF, the undersigned have hereunto signed this Certification as of November 12, 2002.


                                        /s/ William A. Krepick
                                        ----------------------------------------
                                        William A. Krepick
                                        Chief Executive Officer